Exhibit 10.10

AMENDMENT, CHANGE OF SPONSORSHIP, AND RESTATEMENT

OF

CERTAIN NONQUALIFIED DEFERRED COMPENSATION PLANS

OF

CONOCOPHILLIPS

Premises

Phillips 66 is a subsidiary of ConocoPhillips, but pursuant to the Separation and Distribution Agreement between ConocoPhillips and Phillips 66, Phillips 66 will become, on the Distribution Date specified in that Agreement, a separate publicly-traded corporation. In connection with the Separation and Distribution Agreement, ConocoPhillips and Phillips 66 have also entered into an Employee Matters Agreement dealing with matters relating to employees and their compensation and benefits.

ConocoPhillips Company, a subsidiary of ConocoPhillips, sponsors and maintains the nonqualified deferred compensation plans set forth on Schedule A hereto (the “Plans”), for the benefit of the participants and beneficiaries eligible for such plans and in accordance with their terms and conditions.

As of the Effective Time, as defined in the Employee Matters Agreement, Phillips 66 Company will be a subsidiary of Phillips 66.

Pursuant to the Employee Matters Agreement, Phillips 66 has undertaken to assume, or cause one of its subsidiaries to assume, the liabilities under the Plans in respect of employees and their beneficiaries who are assigned to Phillips 66 or one or more of its subsidiaries as part of the repositioning contemplated by the Separation and Distribution Agreement. In order to accomplish this, it is desirable for Phillips 66 Company to sponsor and maintain plans similar to the Plans. It is also desirable for ConocoPhillips Company to amend the Plans to effectuate this, by spinning off from the Plans other plans to be sponsored and maintained after the Effective Time by Phillips 66 Company (the “Phillips 66 Plans,” set forth on Schedule B hereto). Furthermore, it is desirable to amend and restate the Plans (the “Restated Plans”) which will continue to have the liabilities in respect of employees and their beneficiaries who are assigned to ConocoPhillips or one or more of its subsidiaries or are Former COP Group Employees (as that term is used in the Employee Matters Agreement).

Amendment

In consideration of the foregoing premises, the Plans are hereby amended as follows:

1.	The Plans are amended to spin-off the Phillips 66 Plans in substantially the form of the documents attached hereto, subject to such modifications as Chantal Veevaete or any of the officers of Phillips 66 Company shall determine desirable.

2.	The sponsor of the Phillips 66 Plans is changed from ConocoPhillips Company to Phillips 66 Company.

Exhibit 10.10

3.	The Plans are amended and restated in substantially the form of the documents attached hereto, to become the Restated Plans, subject to such modifications as any of the officers of ConocoPhillips Company shall determine desirable.

4.	The amendments and the change in sponsorship with regard to the Phillips 66 Plans shall be effective at the times and upon the conditions stated therein, upon the further condition of their execution by Chantal Veevaete or any of the officers of Phillips 66 Company.

5.	The amendments and restatements with regard to the Restated Plans shall be effective at the times and upon the conditions stated therein, upon the further condition of their execution by any of the officers of ConocoPhillips Company.

Executed April 19, 2012.

For ConocoPhillips Company

/s/ Carin S. Knickel
Carin S. Knickel
Vice President, Human Resources

Exhibit 10.10

Schedule A

ConocoPhillips Key Employee Supplemental Retirement Plan

ConocoPhillips Supplemental Executive Retirement Plan

Deferred Compensation Make-Up Plan of ConocoPhillips, Title I and Title II

Key Employee Deferred Compensation Plan of ConocoPhillips, Title I and Title II

Burlington Resources Inc. Management Supplemental Benefits Plan

Exhibit 10.10

Schedule B

Phillips 66 Key Employee Supplemental Retirement Plan

Phillips 66 Supplemental Executive Retirement Plan

Phillips 66 Deferred Compensation Make-Up Plan, Title I and Title II

Phillips 66 Key Employee Deferred Compensation Plan, Title I and Title II

Phillips 66 Burlington Resources Inc. Management Supplemental Benefits Plan

4